     As filed with the Securities and Exchange Commission on June 4, 1997


                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549


                                    FORM 8-K
                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) JUNE 3, 1997

                               ----------------

                               PAMECO CORPORATION
               (Formerly known as New Pameco Georgia Corporation)
             (Exact name of Registrant as specified in its charter)


          GEORGIA                     001-12837               51-0287654
----------------------------   ------------------------  ----------------------
(State or other jurisdiction   (Commission File Number)    (I.R.S. Employer
      of incorporation)                                  Identification Number)


                               1000 Center Place
                             Norcross, Georgia  30093
                                  (770) 798-0700
                (Address, including zip code, and telephone number,
         including area code, of registrant's principal executive offices)


                        NEW PAMECO GEORGIA CORPORATION
         -------------------------------------------------------------
         (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

ITEM 5.  OTHER EVENTS.

       On June 3, 1997, the Registrant, a Georgia corporation, changed its name from New Pameco Georgia Corporation to Pameco Corporation in connection with the merger of Pameco Holdings, Inc., a Delaware corporation, and Pameco Corporation, a Delaware corporation, into the Registrant.

                                   SIGNATURES


       Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                              By:
                                                 --------------------------
                                                 Name:
                                                      ---------------------
                                                 Title:
                                                       --------------------
Date:________________________